Exhibit 10.2

SUBSERVICING SUPPLEMENT

dated as of July 1, 2013

between

OCWEN LOAN SERVICING, LLC

and

HLSS HOLDINGS, LLC

SCHEDULE I	Servicing Agreements
SCHEDULE II	Retained Servicing Fee Percentage
SCHEDULE III	Target Ratio Schedule

SUBSERVICING SUPPLEMENT

This SUBSERVICING SUPPLEMENT, dated as of July 1, 2013 (this “Subservicing Supplement”), is by and between HLSS HOLDINGS, LLC, a Delaware limited liability company (“Servicer”), and OCWEN LOAN SERVICING, LLC, a Delaware limited liability company (“Ocwen”).

RECITALS:

WHEREAS, as of the applicable Servicing Transfer Date (as defined herein), Servicer will become the servicer of certain Mortgage Loans (as defined in the Master Subservicing Agreement) pursuant to the terms of those certain pooling and servicing agreements or other servicing agreements listed in Schedule I hereto; and

WHEREAS, Servicer and Ocwen are parties to that certain Master Subservicing Agreement dated as of October 1, 2012 (the “Master Subservicing Agreement”); and

WHEREAS, Servicer desires to engage Ocwen to act as subservicer with respect to the Mortgage Loans relating to those pooling and servicing agreements or other servicing agreements listed in Schedule I hereto, as of the applicable Servicing Transfer Date (as defined herein), and Ocwen desires to act as subservicer with respect to the Mortgage Loans relating to those pooling and servicing agreements or other servicing agreements, on the terms set forth in the Master Subservicing Agreement, as supplemented by this Subservicing Supplement.

NOW, THEREFORE, in consideration of the premises and mutual agreements hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, Servicer and Ocwen agree as follows:

ARTICLE I.

DEFINITIONS.

1.1 Definitions. (a) For purposes of this Subservicing Supplement, the following capitalized terms shall have the respective meanings set forth or referenced below.

“Base Subservicing Fee” has the meaning set forth in Section 3.1.

“Deferred Servicing Agreement” has the meaning set forth in the Sale Supplement.

“Excess Servicing Advances” shall mean, for any calendar month, the amount, if any, by which the outstanding Servicing Advances with respect to the Servicing Agreements as of the last day of such calendar month exceeds an amount equal to (a) the Target Ratio for such calendar month multiplied by (b) the unpaid principal balance of the Mortgage Loans subject to the Servicing Agreements as of the last day of such calendar month.

Subservicing Supplement

“Monthly Servicing Fee” shall mean, for each calendar month, the sum of the Base Subservicing Fee for such calendar month and the Seller Monthly Servicing Fee (as defined in the Sale Supplement) for such calendar month.

“Performance Fee” has the meaning set forth in Section 3.2.

“Retained Servicing Fee” shall mean, for any calendar month, an amount equal to the sum of (a) the product of the Retained Servicing Fee Percentage for such calendar month and the average unpaid principal balance of all Mortgage Loans subject to the Subject Servicing Agreements and the Deferred Servicing Agreements during such calendar month, and (b) the Retained Servicing Fee Shortfall, if any, for the immediately prior calendar month.

“Retained Servicing Fee Percentage” shall mean, for any calendar month, the percentage set forth on Schedule II to this Subservicing Supplement.

“Retained Servicing Fee Shortfall” shall mean, for any calendar month, beginning in July 2013, an amount equal to the excess, if any, of (a) the Retained Servicing Fee for such calendar month over (b) the excess, if any, of (x) the aggregate Servicing Fees actually received by Servicer pursuant to the Subject Servicing Agreements and with respect to the Deferred Servicing Agreements during such calendar month (whether directly pursuant to such Subject Servicing Agreement or pursuant to Sale Supplement, as applicable) over (y) the Monthly Servicing Fee for such calendar month.

“Sale Supplement” shall mean that certain Sale Supplement, dated as of the date hereof, between Servicer and Home Loan Servicing Solutions, Ltd., as Purchasers, and Ocwen, as Seller, as the same may be amended, supplemented or otherwise modified from time to time.

“Scheduled Termination Date” means, with respect to each Subject Servicing Agreement serviced pursuant to this Subservicing Supplement, the date which is six (6) years after the closing date of the initial acquisition of assets pursuant to the Sale Supplement.

“Servicing Agreement” shall mean each of the pooling and servicing agreements or other servicing agreements listed in Schedule I hereto.

“Servicing Fees” shall mean, with respect to any Servicing Agreement, the servicing fees payable to Servicer and Home Loan Servicing Solutions, Ltd. under the Sale Supplement and the Subject Servicing Agreements, including each “servicing fee” payable based on a percentage of the outstanding principal balance of the Mortgage Loans serviced pursuant to such Servicing Agreement, but excluding any Ancillary Income, Prepayment Interest Excess or any amounts earned in connection with the investment of funds in the related Custodial Accounts and Escrow Accounts.

“Servicing Transfer Date” shall have the meaning specified in the Sale Supplement.

“Subject Servicing Agreement” shall mean, as of any date of determination, each Servicing Agreement with respect to which the Servicing Transfer Date has occurred on or prior to such date and with respect to which the Subservicing Termination Date has not occurred on or prior to such date.

Subservicing Supplement

“Target Ratio” for each calendar month shall mean the amount specified in Schedule III with respect to such month.

(b) Any capitalized term used but not defined in this Subservicing Supplement shall have the meaning assigned to such term in the Master Subservicing Agreement.

ARTICLE II.

SUBSERVICING

2.1 Engagement as Subservicer. Servicer hereby engages Ocwen to act as subservicer, and Ocwen agrees to act as subservicer, with respect to the Mortgage Loans relating to those certain pooling and servicing agreements or other servicing agreements listed in Schedule I hereto (the “Subject Servicing Agreements”) pursuant to the terms of the Master Subservicing Agreement, as supplement by this Subservicing Supplement, on and after the related Servicing Transfer Date for such Subject Servicing Agreement. Except as set forth in this Subservicing Supplement or the Master Subservicing Agreement, Ocwen further agrees to be responsible for performing all of the duties and obligations of Servicer and its subservicers under each Subject Servicing Agreement, and to meet any standards and fulfill any requirements applicable to Servicer or its subservicer under each Subject Servicing Agreement on and after the related Servicing Transfer Date.

2.2 Servicing Transfer Procedures. Servicer and Ocwen each covenant and agree to following the Servicing Transfer Procedures agreed pursuant to the Sale Supplement with respect to each Subject Servicing Agreement.

2.3 Reference to Master Subservicing Agreement. Each of Servicer and Subservicer agrees that (a) this Subservicing Supplement is a “Subservicing Supplement” executed pursuant to Section 2.1 of the Master Subservicing Agreement, (b) the terms of this Subservicing Supplement are hereby incorporated into the Master Subservicing Agreement with respect to the Subject Servicing Agreements and the related Mortgage Loans to the extent set forth therein, (c) each of the Subject Servicing Agreements listed in Schedule I is a “Subject Servicing Agreement” as such term is used in the Master Subservicing Agreement on and after the related Servicing Transfer Date, and (d) the terms of this Subservicing Supplement apply to the Subject Servicing Agreements specified herein and not to any other “Subject Servicing Agreement” as that term is used in the Master Subservicing Agreement. In the event of any conflict between the provisions of this Subservicing Supplement and the Master Subservicing Agreement, the terms of this Subservicing Supplement shall prevail.

ARTICLE III.

SERVICING FEES

3.1 Base Subservicing Fee. As compensation for its services with respect to the Subject Servicing Agreements, Servicer shall pay Ocwen a monthly base subservicing fee for each calendar month during which Ocwen is servicing Mortgage Loans with respect to Subject Servicing Agreements pursuant to this Subservicing Supplement equal to 12.00% of the

Subservicing Supplement

aggregate Servicing Fees actually received by Servicer and Home Loan Servicing Solutions, Ltd. pursuant to the Subject Servicing Agreements during such calendar month (the “Base Subservicing Fee”).

3.2 Performance Fee. Servicer shall pay to Ocwen for each calendar month during which Ocwen is servicing Mortgage Loans with respect to Subject Servicing Agreements pursuant to this Subservicing Supplement a performance fee (the “Performance Fee”) equal to the greater of (a) zero and (b) the excess, if any, of the aggregate of all Servicing Fees actually received by Servicer pursuant to the Subject Servicing Agreements and with respect to the Deferred Servicing Agreements during such calendar month (whether directly pursuant to such Subject Servicing Agreement or pursuant to the Sale Supplement, as applicable) over the sum of (i) the Monthly Servicing Fee for such calendar month and (ii) the Retained Servicing Fee for such calendar month, multiplied by (y) a fraction, (i) the numerator of which is the average unpaid principal balance of all Mortgage Loans subject to the Subject Servicing Agreements during such calendar month and (ii) the denominator of which is equal to the sum of the average unpaid principal balance of all Mortgage Loans subject to the Deferred Servicing Agreements during such calendar month and the average unpaid principal balance of all Mortgage Loans subject to the Subject Servicing Agreements during such calendar month, or such other allocation percentage which is agreed by Servicer and Ocwen (the “Allocation Percentage”). The Performance Fee, if any, for any calendar month will be reduced by 3.00% per annum (i.e., 0.25% per month) of the Excess Servicing Advances, if any, for such calendar month multiplied by the Allocation Percentage, and the amount of any such reduction in the Performance Fee shall be retained by Servicer. If the Closing Date does not occur on the first day of a calendar month, the Performance Fee for the period from the Closing Date to the last of the calendar month in which the Closing Date occurs shall be calculated in a pro rata manner based on the number of days in such period.

ARTICLE IV.

MISCELLANEOUS

4.1 Incorporation. The provisions of Article 10 of the Master Subservicing Agreement are hereby incorporated into this Subservicing Supplement by reference, mutatis mutandis, as if its provisions were fully set forth herein.

4.2 Third Party Beneficiaries. Ocwen and Servicer each acknowledges and agrees that the indenture trustee, on behalf of the holders of related notes, with respect to any Servicing Advance Facility pursuant to which Servicer has transferred Servicer Advances made pursuant to a Servicing Agreement is an express third party beneficiary of this Subservicing Supplement and the Subservicing Agreement solely with respect to the Servicing Agreements related to such Servicing Advance Facility.

[Signature Page Follows]

Subservicing Supplement

IN WITNESS WHEREOF, the parties hereto have caused this Subservicing Supplement to be executed and delivered as of the date first above written.

HLSS HOLDINGS, LLC

By:	/s/ James E. Lauter

Name:	James Lauter

Title:	CFO

OCWEN LOAN SERVICING, LLC

By: Ocwen Mortgage Servicing, Inc., as its sole member

By:	/s/ Nikhil Malik

Name:	Nikhil Malik

Title:	CFO and Treasurer

Subservicing Supplement

SCHEDULE I

SERVICING AGREEMENTS

Investor Number	Deal Name
2959	AMSI 2002-AR1
2960	AMSI 2003-7
2964	ARSI 2003-W4
2965	ARSI 2004-W3
2969	BOND SECURITIZATION 2003-1
2971	C-BASS 1999-CB1
2972	C-BASS 1999-CB2
3105	FREMONT HM LN TR 2002-1
3106	FREMONT HM LN TR 2002-2
3107	FREMONT HM LN TR 2003-1
3142	GSAMP 2003-NC1
3195	MLMI 2002-NC1
3201	MORGAN STANLEY 2002-AM2
3203	MORGAN STANLEY 2002-HE2
3214	NAAC 2003-A2
3234	PC 2005-2
3322	RAAC 2007-SP2
3327	RALI 2003-QS17
3329	RALI 2003-QS19
3337	RALI 2005-QS6
3346	RALI 2003-QS15
3350	RALI 2004-QA6
3354	RALI 2004-QS16
3358	RALI 2004-QS7
3359	RALI 2005-QA3
3361	RALI 2005-QS14
3362	RALI 2005-QS16
3363	RALI 2005-QS17
3366	RALI 2006-QS7

Sch I-1

3371	RAMP 2003-RP1
3372	RAMP 2003-RP2
3374	RAMP 2003-SL1
3381	RAMP 2005-RP2
3385	RAMP 2006-RP1
3386	RAMP 2006-RP2
3387	RAMP 2006-RP3
3389	RAMP 2007-RP1
3392	RAMP 2007-RP4
3402	SABR 2004-NC3
3404	SBM7 2002-WMC2
3408	Soundview 2001-2
3413	Soundview 2007-2
3425	TERWIN 2003-7SL
3428	TERWIN 2004-10SL
3429	TERWIN 2004-2SL
3430	TERWIN 2004-6SL
3451	CMLTI 2003-HE2
3535	C-BASS 2003-CB4
3553	GSAA 2007-S1
3218	Option One 2002-5
3315	RAAC 2005-SP2
3318	RAAC 2006-SP2
3321	RAAC 2007-SP1
3325	RALI 2003-QS11
3326	RALI 2003-QS13
3348	RALI 2003-QS4
3376	RAMP 2004-SL1
3380	RAMP 2005-RP1
3384	RAMP 2005-SL2
3388	RAMP 2006-RP4
3390	RAMP 2007-RP2
3391	RAMP 2007-RP3
3452	CMLTI 2004-NCM1 (Nat City)
3778	MSMLT 2007-2AX

Sch I-2

3779	MSMLT 2007-5AX
3785	MSM 2006-15XS
3787	MSM 2007-8XS
3788	MSM 2007-10XS
3796	MSM 2007-11AR
3810	MSAC 2007-SEA1
3825	MSM 2007-13
3826	MSM 2007-14AR
3827	MSM 2007-15AR
3853	Saxon 01-3
3856	Saxon 02-1
3976	ABFC 2001-AQ1
3977	ABFC 2002-OPT1
3978	ABFC 2003-OPT1
3984	ABFC 2005-AQ1
3985	ABFC 2005-HE1
3988	ABFC 2006-OPT1
3989	ABFC 2006-OPT2
3990	ABFC 2006-OPT3
3992	ABSC 2001-HE3
3998	ACE Series 2001-AQ1
4002	ACE Series 2005-SD1
4005	AHM Assets Trust 2005-1
4006	AHM Assets Trust 2005-2
4007	AHM Assets Trust 2006-1
4008	AHM Assets Trust 2006-2
4011	AHM Assets Trust 2006-5
4012	AHM Assets Trust 2006-6
4015	AHM Assets Trust 2007-3
4016	AHM Assets Trust 2007-4
4017	AHM Assets Trust 2007-5
4020	AHM Investment Trust 2004-2
4021	AHM Investment Trust 2004-3
4022	AHM Investment Trust 2004-4
4023	AHM Investment Trust 2005-1

Sch I-3

4024	AHM Investment Trust 2005-2
4025	AHM Investment Trust 2005-3
4026	AHM Investment Trust 2005-4A
4028	AHM Investment Trust 2005-SD1
4030	AHM Investment Trust 2006-2
4031	AHM Investment Trust 2006-3
4032	AHM Investment Trust 2007-1
4033	AHM Investment Trust 2007-2
4034	AHM Investment Trust 2007-A
4036	AHM Investment Trust 2007-SD1
4041	AMSI 2001-2
4042	AMSI 2001-A
4043	AMSI 2002-2
4044	AMSI 2002-3
4045	AMSI 2002-4
4046	AMSI 2002-A
4047	AMSI 2002-AR1
4048	AMSI 2002-B
4049	AMSI 2002-C
4050	AMSI 2002-D
4051	AMSI 2003-1
4052	AMSI 2003-10
4053	AMSI 2003-11
4054	AMSI 2003-12
4055	AMSI 2003-13
4056	AMSI 2003-2
4057	AMSI 2003-5
4058	AMSI 2003-6
4059	AMSI 2003-7
4060	AMSI 2003-8
4061	AMSI 2003-9
4062	AMSI 2003-AR1
4063	AMSI 2003-AR2
4064	AMSI 2003-AR3
4065	AMSI 2003-IA1

Sch I-4

4066	AMSI 2004-FR1
4067	AMSI 2004-IA1
4068	AMSI 2004-R1
4073	AMSI 2004-R10
4074	AMSI 2004-R11
4075	AMSI 2004-R12
4076	AMSI 2004-R2
4077	AMSI 2004-R3
4078	AMSI 2004-R4
4079	AMSI 2004-R5
4080	AMSI 2004-R6
4081	AMSI 2004-R7
4082	AMSI 2004-R8
4083	AMSI 2004-R9
4084	AMSI 2005-R1
4086	AMSI 2005-R11
4087	AMSI 2005-R2
4088	AMSI 2005-R3
4089	AMSI 2005-R4
4090	AMSI 2005-R5
4091	AMSI 2005-R6
4092	AMSI 2005-R7
4094	AMSI 2005-R9
4095	AMSI 2006-R1
4096	AMSI 2006-R2
4101	Lehman ARC 2002-BC6
4102	Lehman ARC 2002-BC8
4104	ARSI 2003-W1
4105	ARSI 2003-W10
4106	ARSI 2003-W2
4107	ARSI 2003-W3
4108	ARSI 2003-W4
4109	ARSI 2003-W5
4110	ARSI 2003-W6
4111	ARSI 2003-W7

Sch I-5

4112	ARSI 2003-W8
4113	ARSI 2003-W9
4114	ARSI 2004-PW1
4115	ARSI 2004-W1
4116	ARSI 2004-W10
4118	ARSI 2004-W2
4119	ARSI 2004-W3
4120	ARSI 2004-W4
4121	ARSI 2004-W5
4122	ARSI 2004-W6
4123	ARSI 2004-W7
4124	ARSI 2004-W8
4125	ARSI 2004-W9
4126	ARSI 2005-W1
4128	ARSI 2005-W3
4129	ARSI 2005-W4
4131	ARSI 2006-M1
4132	ARSI 2006-M2
4133	ARSI 2006-M3
4136	ARSI 2006-W3
4137	ARSI 2006-W4
4138	ARSI 2006-W5
4139	Banc of America Funding Corp. 2008-1
4142	Bear Stearns ABS I Trust 2006-AC3
4151	Citigroup CMLTI 2006-AMC1
4152	Citigroup CMLTI 2006-HE2
4165	Deutsche DBALT 2006-AB2
4166	Deutsche DBALT 2006-AB3
4167	Deutsche DBALT 2006-AB4
4171	Deutsche DBALT 2006-AR5
4172	Deutsche DBALT 2006-AR6
4173	Deutsche DBALT 2007-1
4175	Deutsche DBALT 2007-AB1
4176	First Franklin 2001-FF1
4177	First Franklin 2001-FF2

Sch I-6

4179	Goldman Sachs GSAA Home Equity 2006-10
4180	Goldman Sachs GSAA Home Equity 2006-11
4181	Goldman Sachs GSAA Home Equity 2006-6
4182	Goldman Sachs GSAA Home Equity 2006-9
4183	Goldman Sachs GSAMP 2003-HE2
4184	Goldman Sachs GSAMP 2004-OPT
4185	Goldman Sachs GSAMP 2006-S4
4186	Goldman Sachs GSR 2006-AR1
4187	Goldman Sachs GSR 2006-AR2
4188	Goldman Sachs GSR 2006-OA1
4192	HSBC HASCO 2005-I1
4193	HSBC HASCO 2005-OPT1
4198	HSBC HASCO 2007-HE1
4207	HarborView Mortgage Loan Trust 2006-14
4208	HarborView Mortgage Loan Trust 2006-6
4209	HarborView Mortgage Loan Trust 2006-7
4210	HarborView Mortgage Loan Trust 2007-2
4216	Luminent Mortgage Trust 2006-7
4223	MASTR ABS Trust 2007-HE2
4224	MASTR ALT Series 2006-2
4226	MASTR ARM Trust 2005-8
4227	MASTR ARM Trust 2006-OA1
4229	MASTR ARM Trust 2007-1
4231	OOMC MESA Trust 2001-2
4237	Merrill Lynch Series 2002-HE1
4240	Merrill Lynch Series 2004-OPT1
4243	Morgan Stanley 2004-OP1
4244	Morgan Stanley 2005-HE1
4245	Morgan Stanley 2005-HE2
4247	Morgan Stanley 2006-5AR
4255	OOMC Loan Trust 1999-A
4256	OOMC Loan Trust 1999-B
4257	OOMC Loan Trust 1999-C
4260	OOMC Loan Trust 2000-A
4261	OOMC Loan Trust 2000-B

Sch I-7

4262	OOMC Loan Trust 2000-C
4263	OOMC Loan Trust 2000-D
4264	OOMC Loan Trust 2001-4
4265	OOMC Loan Trust 2001-A
4266	OOMC Loan Trust 2001-B
4267	OOMC Loan Trust 2001-C
4268	OOMC Loan Trust 2001-D
4270	OOMC Loan Trust 2002-2 -STEP
4272	OOMC Loan Trust 2002-4
4273	OOMC Loan Trust 2002-5
4275	OOMC Loan Trust 2002-A -STEP
4302	OOMC Loan Trust 2007-HL1
4304	OOMC Woodbridge 2002-2
4308	QUEST 2002-X1
4309	QUEST 2003-X2
4310	QUEST 2003-X3
4311	QUEST 2003-X4
4312	QUEST 2004-X1
4313	QUEST 2004-X2
4314	QUEST 2004-X3
4315	QUEST 2005-X1
4316	QUEST 2005-X2
4317	QUEST 2006-X1
4318	QUEST 2006-X2
4324	Lehman SAIL 2003-BC10 Step Fee
4325	Lehman SAIL 2003-BC11 Step Fee
4326	Lehman SAIL 2003-BC12
4327	Lehman SAIL 2003-BC13
4328	Lehman SAIL 2003-BC2
4329	Lehman SAIL 2003-BC4
4331	Lehman SAIL 2003-BC6
4332	Lehman SAIL 2003-BC7
4333	Lehman SAIL 2003-BC8
4334	Lehman SAIL 2003-BC9
4337	Lehman SAIL 2004-11

Sch I-8

4338	Lehman SAIL 2004-2
4339	Lehman SAIL 2004-3
4340	Lehman SAIL 2004-4
4341	Lehman SAIL 2004-6
4342	Lehman SAIL 2004-7
4344	Lehman SAIL 2004-8
4349	Lehman SAIL 2005-3
4350	Lehman SAIL 2005-4
4351	Lehman SAIL 2005-5
4352	Lehman SAIL 2005-6
4355	Lehman SAIL 2006-BNC3
4356	Bear Stearns SAMI II Trust 2006-AR5
4360	Lehman SASCO 1999-BC4
4372	Lehman SASCO 2005-S7
4373	Lehman SASCO 2005-SC1
4379	Lehman SASCO 2006-Z
4381	Lehman SASCO 2007-GEL2
4382	Lehman SASCO 2007-TC1
4384	Salomon Brothers 1997-LB6
4385	Salomon Brothers 1998-AQ1
4386	Salomon Brothers 1998-NC7
4403	Soundview 2007-OPT2
4404	Soundview 2007-OPT3
4422	AHM Assets Trust 2007-SD2
2005-AHL1	RASC 2005-AHL1
2005-AHL3	RASC 2005-AHL3
2006-QS16	RALI 2006-QS16
2007-KS2	RASC 2007-KS2
2006-QS8	RALI 2006-QS8
2007-QS6	RALI 2007-QS6
2006-RS2	RAMP 2006-RS2
2006-KS1	RASC 2006-KS1
2006-RS4	RAMP 2006-RS4
2004-RS10	RAMP 2004-RS10
2006-RZ4	RAMP 2006-RZ4

Sch I-9

2007-QA1	RALI 2007-QA1
2004-RS8	RAMP 2004-RS8
2006-KS9	RASC 2006-KS9
2004-KS10	RASC 2004-KS10
2006-KS7	RASC 2006-KS7
2007-S4	RFMSI 2007-S4
2006-KS2	RASC 2006-KS2
2004-KS8	RASC 2004-KS8
2004-KS11	RASC 2004-KS11
2006-RZ3	RAMP 2006-RZ3
2006-RS5	RAMP 2006-RS5
2006-KS8	RASC 2006-KS8
2005-KS11	RASC 2005-KS11
2005-QS14	RALI 2005-QS14
2005-KS10	RASC 2005-KS10
2007-QS2	RALI 2007-QS2
2006-QS18	RALI 2006-QS18
2005-KS7	RASC 2005-KS7
2007-KS4	RASC 2007-KS4
2007-QS11	RALI 2007-QS11
2007-QA4	RALI 2007-QA4
2006-KS3	RASC 2006-KS3
2005-RS3	RAMP 2005-RS3
2007-RZ1	RAMP 2007-RZ1
2005-KS6	RASC 2005-KS6
2004-KS6	RASC 2004-KS6
2006-NC2	RAMP 2006-NC2
2005-RS1	RAMP 2005-RS1
2005-EFC4	RAMP 2005-EFC4
2007-KS3	RASC 2007-KS3
2006-KS6	RASC 2006-KS6
2005-QS9	RALI 2005-QS9
2007-RS2	RAMP 2007-RS2
2004-QA3	RALI 2004-QA3
2006-RS3	RAMP 2006-RS3

Sch I-10

2005-RS8	RAMP 2005-RS8
2006-S3	RFMSI 2006-S3
2005-KS12	RASC 2005-KS12
2006-QS1	RALI 2006-QS1
2006-QS13	RALI 2006-QS13
2005-KS1	RASC 2005-KS1
2006-KS5	RASC 2006-KS5
2005-KS4	RASC 2005-KS4
2007-QA3	RALI 2007-QA3
2006-KS4	RASC 2006-KS4
2005-KS8	RASC 2005-KS8
2006-RS1	RAMP 2006-RS1
2006-RS6	RAMP 2006-RS6
2006-QS6	RALI 2006-QS6
2006-QS11	RALI 2006-QS11
2005-QS16	RALI 2005-QS16
2006-QS14	RALI 2006-QS14
2007-QS7	RALI 2007-QS7
2006-EFC1	RAMP 2006-EFC1
2007-QS3	RALI 2007-QS3
2006-QA5	RALI 2006-QA5
2006-QA11	RALI 2006-QA11
2005-EFC1	RAMP 2005-EFC1
2005-RS6	RAMP 2005-RS6
2006-QS4	RALI 2006-QS4
2006-QS12	RALI 2006-QS12
2004-RS12	RAMP 2004-RS12
2006-QS2	RALI 2006-QS2
2007-SA2	RFMSI 2007-SA2
2005-QS15	RALI 2005-QS15
2005-AHL2	RASC 2005-AHL2
2007-S3	RFMSI 2007-S3
2005-QS13	RALI 2005-QS13
2005-QA9	RALI 2005-QA9
2006-QA6	RALI 2006-QA6

Sch I-11

2006-NC1	RAMP 2006-NC1
2005-EFC5	RAMP 2005-EFC5
2005-QS2	RALI 2005-QS2
2005-EFC3	RAMP 2005-EFC3
2006-QS15	RALI 2006-QS15
2007-S6	RFMSI 2007-S6
2005-EFC6	RAMP 2005-EFC6
2005-RS4	RAMP 2005-RS4
2006-NC3	RAMP 2006-NC3
2006-QA4	RALI 2006-QA4
2007-QS8	RALI 2007-QS8
2004-KS12	RASC 2004-KS12
2005-SL1	RAMP 2005-SL1
2006-S2	RFMSI 2006-S2
2005-RZ3	RAMP 2005-RZ3
2006-QS5	RALI 2006-QS5
2007-RS1	RAMP 2007-RS1
2004-QS16	RALI 2004-QS16
2006-QS7	RALI 2006-QS7
2005-RZ4	RAMP 2005-RZ4
2005-QS6	RALI 2005-QS6
2007-QS4	RALI 2007-QS4
2007-QA2	RALI 2007-QA2
2006-QS9	RALI 2006-QS9
2005-KS5	RASC 2005-KS5
2007-QS1	RALI 2007-QS1
2006-QS10	RALI 2006-QS10
2004-QA6	RALI 2004-QA6
2005-QA12	RALI 2005-QA12
2005-QA8	RALI 2005-QA8
2006-S9	RFMSI 2006-S9
2004-RS6	RAMP 2004-RS6
2007-QS5	RALI 2007-QS5
2006-QS3	RALI 2006-QS3
2006-S8	RFMSI 2006-S8

Sch I-12

2006-QA3	RALI 2006-QA3
2005-RS7	RAMP 2005-RS7
2006-QA2	RALI 2006-QA2
2006-QA7	RALI 2006-QA7
2006-RZ5	RAMP 2006-RZ5
2006-RZ2	RAMP 2006-RZ2
2005-QA13	RALI 2005-QA13
2005-KS3	RASC 2005-KS3
2005-QA3	RALI 2005-QA3
2005-QS17	RALI 2005-QS17
2005-KS2	RASC 2005-KS2
2006-QA8	RALI 2006-QA8
2007-KS1	RASC 2007-KS1
2006-QA10	RALI 2006-QA10
2007-QS10	RALI 2007-QS10
2007-QA5	RALI 2007-QA5
2005-RS2	RAMP 2005-RS2
2004-QS14	RALI 2004-QS14
2007-QS9	RALI 2007-QS9
2005-QS3	RALI 2005-QS3
2005-QA10	RALI 2005-QA10
2005-QA2	RALI 2005-QA2
2007-S2	RFMSI 2007-S2
2004-RS11	RAMP 2004-RS11
2005-KS9	RASC 2005-KS9
2004-RZ4	RAMP 2004-RZ4
2007-S8	RFMSI 2007-S8
2004-SL4	RAMP 2004-SL4
2006-QS17	RALI 2006-QS17
2006-SA3	RFMSI 2006-SA3
2005-RS5	RAMP 2005-RS5
2007-SA3	RFMSI 2007-SA3
2006-RZ1	RAMP 2006-RZ1
2005-QS7	RALI 2005-QS7
2005-QA6	RALI 2005-QA6

Sch I-13

2005-EFC2	RAMP 2005-EFC2
2005-QS5	RALI 2005-QS5
2005-QA11	RALI 2005-QA11
2004-S9	RFMSI 2004-S9
2005-QA4	RALI 2005-QA4
2007-S5	RFMSI 2007-S5
2006-EFC2	RAMP 2006-EFC2
2005-QS11	RALI 2005-QS11
2005-RZ2	RAMP 2005-RZ2
2005-QS12	RALI 2005-QS12
2007-S1	RFMSI 2007-S1
2006-QA1	RALI 2006-QA1
2006-S7	RFMSI 2006-S7
2004-QA2	RALI 2004-QA2
2004-QA5	RALI 2004-QA5
2004-QS12	RALI 2004-QS12
2004-SL2	RAMP 2004-SL2
2006-S12	RFMSI 2006-S12
2005-QA5	RALI 2005-QA5
2004-QS10	RALI 2004-QS10
2005-QS10	RALI 2005-QS10
2007-S7	RFMSI 2007-S7
2006-QA9	RALI 2006-QA9
2005-RZ1	RAMP 2005-RZ1
2004-QA4	RALI 2004-QA4
2005-QA7	RALI 2005-QA7
2005-SL2	RAMP 2005-SL2
2005-SA2	RFMSI 2005-SA2
2006-S5	RFMSI 2006-S5
2004-SA1	RFMSI 2004-SA1
2004-RZ3	RAMP 2004-RZ3
2004-SL3	RAMP 2004-SL3
2006-S11	RFMSI 2006-S11
2005-SA5	RFMSI 2005-SA5
2005-QS8	RALI 2005-QS8

Sch I-14

2005-S4	RFMSI 2005-S4
2005-QS1	RALI 2005-QS1
2005-QS4	RALI 2005-QS4
2006-S10	RFMSI 2006-S10
2006-SA4	RFMSI 2006-SA4
2004-S6	RFMSI 2004-S6
2004-QS9	RALI 2004-QS9
2005-QA1	RALI 2005-QA1
2004-QS15	RALI 2004-QS15
2007-SA1	RFMSI 2007-SA1
2006-SA1	RFMSI 2006-SA1
2006-S1	RFMSI 2006-S1
2006-S4	RFMSI 2006-S4
2005-SA3	RFMSI 2005-SA3
2005-SA4	RFMSI 2005-SA4
2005-S8	RFMSI 2005-S8
2005-S5	RFMSI 2005-S5
2005-S6	RFMSI 2005-S6
2005-S9	RFMSI 2005-S9
2006-S6	RFMSI 2006-S6
2004-QS13	RALI 2004-QS13
2005-SA1	RFMSI 2005-SA1
2005-S1	RFMSI 2005-S1
2004-QS8	RALI 2004-QS8
2004-S8	RFMSI 2004-S8
2004-J2	GMACMLT 2004-J2
2004-J3	GMACMLT 2004-J3
2004-J4	GMACMLT 2004-J4
2004-GH1	GMACMLT 2004-GH1
2004-J5	GMACMLT 2004-J5
2004-J6	GMACMLT 2004-J6
2005-AR3	GMACMLT 2005-AR3
2005-AR4	GMACMLT 2005-AR4
2005-AR5	GMACMLT 2005-AR5
2005-AR6	GMACMLT 2005-AR6

Sch I-15

2007-HE3	GMACM 2007-HE3
2007-HE4	ACE 2007-HE4
BSABS 2004-BO1	BSABS 2004-BO1
NAAC 2004-AP2	NAAC 2004-AP2
NAAC 2007-2	NAAC 2007-2
2003-AR1	GMACMLT 2003-AR1
2003-AR2	GMACMLT 2003-AR2
2003-J10	GMACMLT 2003-J10
2003-J5	GMACMLT 2003-J5
2003-J6	GMACMLT 2003-J6
2003-J7	GMACMLT 2003-J7
2003-J8	GMACMLT 2003-J8
2003-J9	GMACMLT 2003-J9
2005-RP1	RAAC 2005-RP1
2005-RP2	RAAC 2005-RP2
2005-SP2	RAAC 2005-SP2
2006-RP1	RAAC 2006-RP1
2006-RP2	RAAC 2006-RP2
2006-RP3	RAAC 2006-RP3
2006-RP4	RAAC 2006-RP4
2006-SP1	RAAC 2006-SP1
2006-SP2	RAAC 2006-SP2
2006-SP3	RAAC 2006-SP3
2006-SP4	RAAC 2006-SP4
2007-RP1	RAAC 2007-RP1
2007-RP2	RAAC 2007-RP2
2007-RP3	RAAC 2007-RP3
2007-RP4	RAAC 2007-RP4
2007-SP1	RAAC 2007-SP1
2007-SP2	RAAC 2007-SP2
2007-SP3	RAAC 2007-SP3
2001-QS13	RALI 2001-QS13
2001-QS16	RALI 2001-QS16
2001-QS17	RALI 2001-QS17

Sch I-16

2001-QS18	RALI 2001-QS18
2001-QS19	RALI 2001-QS19
2002-QS1	RALI 2002-QS1
2002-QS11	RALI 2002-QS11
2002-QS12	RALI 2002-QS12
2002-QS13	RALI 2002-QS13
2002-QS14	RALI 2002-QS14
2002-QS16	RALI 2002-QS16
2002-QS17	RALI 2002-QS17
2002-QS18	RALI 2002-QS18
2002-QS19	RALI 2002-QS19
2002-QS2	RALI 2002-QS2
2002-QS3	RALI 2002-QS3
2002-QS4	RALI 2002-QS4
2002-QS5	RALI 2002-QS5
2002-QS6	RALI 2002-QS6
2002-QS7	RALI 2002-QS7
2002-QS8	RALI 2002-QS8
2002-QS9	RALI 2002-QS9
2003-QA1	RALI 2003-QA1
2003-QS1	RALI 2003-QS1
2003-QS10	RALI 2003-QS10
2003-QS11	RALI 2003-QS11
2003-QS12	RALI 2003-QS12
2003-QS13	RALI 2003-QS13
2003-QS14	RALI 2003-QS14
2003-QS15	RALI 2003-QS15
2003-QS16	RALI 2003-QS16
2003-QS17	RALI 2003-QS17
2003-QS18	RALI 2003-QS18
2003-QS19	RALI 2003-QS19
2003-QS2	RALI 2003-QS2
2003-QS20	RALI 2003-QS20
2003-QS21	RALI 2003-QS21
2003-QS22	RALI 2003-QS22

Sch I-17

2003-QS23	RALI 2003-QS23
2003-QS3	RALI 2003-QS3
2003-QS4	RALI 2003-QS4
2003-QS5	RALI 2003-QS5
2003-QS6	RALI 2003-QS6
2003-QS7	RALI 2003-QS7
2003-QS8	RALI 2003-QS8
2003-QS9	RALI 2003-QS9
2004-QA1	RALI 2004-QA1
2004-QS1	RALI 2004-QS1
2004-QS11	RALI 2004-QS11
2004-QS2	RALI 2004-QS2
2004-QS3	RALI 2004-QS3
2004-QS4	RALI 2004-QS4
2004-QS5	RALI 2004-QS5
2004-QS6	RALI 2004-QS6
2004-QS7	RALI 2004-QS7
2001-RS2	RAMP 2001-RS2
2002-RS2	RAMP 2002-RS2
2002-RS3	RAMP 2002-RS3
2002-RZ2	RAMP 2002-RZ2
2002-RZ3	RAMP 2002-RZ3
2002-SL1	RAMP 2002-SL1
2003-RS10	RAMP 2003-RS10
2003-RS7	RAMP 2003-RS7
2003-SL1	RAMP 2003-SL1
2004-KR1	RAMP 2004-KR1
2004-RS2	RAMP 2004-RS2
2004-RS3	RAMP 2004-RS3
2004-RZ1	RAMP 2004-RZ1
2004-SL1	RAMP 2004-SL1
2001-KS2	RASC 2001-KS2
2001-KS3	RASC 2001-KS3
2003-KS10	RASC 2003-KS10
2003-KS11	RASC 2003-KS11

Sch I-18

2003-KS2	RASC 2003-KS2
2003-KS3	RASC 2003-KS3
2003-KS6	RASC 2003-KS6
2003-KS7	RASC 2003-KS7
2003-KS8	RASC 2003-KS8
2004-KS1	RASC 2004-KS1
2004-KS2	RASC 2004-KS2
2004-KS3	RASC 2004-KS3
2004-KS5	RASC 2004-KS5
2003-S10	RFMSI 2003-S10
2003-S11	RFMSI 2003-S11
2003-S12	RFMSI 2003-S12
2003-S14	RFMSI 2003-S14
2003-S15	RFMSI 2003-S15
2003-S16	RFMSI 2003-S16
2003-S17	RFMSI 2003-S17
2003-S18	RFMSI 2003-S18
2003-S19	RFMSI 2003-S19
2003-S6	RFMSI 2003-S6
2003-S7	RFMSI 2003-S7
2004-S1	RFMSI 2004-S1
2004-S3	RFMSI 2004-S3
2004-S5	RFMSI 2004-S5
2004-RP1	RFSC 2004-RP1
2004-AR1	GMACMLT 2004-AR1
2004-AR2	GMACMLT 2004-AR2
2005-AA1	GMACMLT 2005-AA1
2005-AF1	GMACMLT 2005-AF1
2005-AF2	GMACMLT 2005-AF2
2005-AR1	GMACMLT 2005-AR1
2005-AR2	GMACMLT 2005-AR2
2005-J1	GMACMLT 2005-J1
2006-AR1	GMACMLT 2006-AR1
2006-AR2	GMACMLT 2006-AR2
2006-J1	GMACMLT 2006-J1

Sch I-19

2004-KR2	RAMP 2004-KR2
2004-PS1	RFMSI 2004-PS1
2004-S7	RFMSI 2004-S7
2005-S3	RFMSI 2005-S3
2003-GH1	GMACMLT 2003-GH1
2003-GH2	GMACMLT 2003-GH2
2006-SA2	RFMSI 2006-SA2
2007-S9	RFMSI 2007-S9
2007-SA4	RFMSI 2007-SA4
2004-J1	GMACMLT 2004-J1
2005-SP3	RAAC 2005-SP3
2002-QS15	RALI 2002-QS15
2003-S13	RFMSI 2003-S13
2003-S4	RFMSI 2003-S4
2004-S4	RFMSI 2004-S4
2004-AP1	NAAC 2004-AP1
2005-AP1	NAAC 2005-AP1
2004-RS4	RAMP 2004-RS4
2002-KS2	RASC 2002-KS2
ISAC 2004-4	Impac SAC 2004-4
ISAC 2005-1	IMPAC TO SAC 2005-1
ISAC 2006-1	Impac SAC 2006-1
ISAC 2006-2	Impac SAC 2006-2
ISAC 2006-4	Impac SAC 2006-4
ISAC 2006-5	Impac SAC 2006-5
ISAC 2007-3	Impac SAC 2007-3
2652	SGMS 2007-AHL1
2709	NMFT 2003-2
2710	NMFT 2003-3
2711	NMFT 2003-4
2715	NMFT 2004-4
2764	NMI 2006-5
3048	Equity One 2002-4
3052	Equity One 2003-3
3056	Equity One 2004-3

Sch I-20

3058	Equity One 2004-5
3065	Equity One 2005-C
3066	Equity One 2005-5
3067	Equity One 2005-D
3114	GPMF 2006-OH1
3115	GSAA 2006-10
3116	GSAA 2006-11
3117	GSAA 2006-14
3118	GSAA 2006-15
3119	GSAA 2006-16
3120	GSAA 2006-17
3121	GSAA 2006-18
3122	GSAA 2006-19
3123	GSAA 2006-20
3124	GSAA 2006-3
3125	GSAA 2006-4
3126	GSAA 2006-5
3127	GSAA 2006-6
3128	GSAA 2006-7
3129	GSAA 2006-8
3130	GSAA 2006-9
3131	GSAA 2007-07
3132	GSAA 2007-08
3133	GSAA 2007-09
3134	GSAA 2007-1
3135	GSAA 2007-10
3136	GSAA 2007-2
3137	GSAA 2007-3
3138	GSAA 2007-4
3139	GSAA 2007-5
3140	GSAA 2007-6
3171	GSR 2006-10F
3172	GSR 2006-2F
3173	GSR 2006-3F
3174	GSR 2006-4F

Sch I-21

3175	GSR 2006-5F
3176	GSR 2006-8F
3177	GSR 2006-OA1
3178	GSR 2007-1F
3179	GSR 2007-2F
3180	GSR 2007-4F
3181	GSR 2007-5F
3182	GSR 2007-AR1
3183	GSR 2007-OA1
3184	GSR 2007-OA2
3187	Homeowner’s Financial 1996-1
3238	CWABS 2002-03
3241	CWABS 2002-BC1
3243	CWABS 2002-BC3
3244	CWABS 2004-BC2
3245	CWABS 2004-BC3
3253	CWALT 2004-09T1
3260	CWALT 2004-J2
3261	CWALT 2004-J3
3263	CWALT 2004-J8
3264	CWALT 2007-2 CB
3266	CWALT 2007-6
3267	CWMBS 1998-04 ALT 1998-2
3273	CWMBS 2002-39_CHL 2002-39
3274	CWMBS 2002-J5_CHL 2002-J5
3275	CWMBS 2003-01_CHL 2003-1
3277	CWMBS 2003-03_CHL 2003-03
3280	CWMBS 2003-11_CHL 2003-11
3281	CWMBS 2003-13 ALT 2003-5T2
3282	CWMBS 2003-16 ALT 2003-6T2
3283	CWMBS 2003-22 ALT 2003-9T1
3284	CWMBS 2003-25 ALT 2003-11T1
3286	CWMBS 2003-33 ALT 2003-15T2
3287	CWMBS 2003-34_CHL 2003-34
3293	CWMBS 2003-55 ALT 2003-21T1

Sch I-22

3295	CWMBS 2003-J11 ALT 2003-J1
3300	CWMBS 2003-J8_CHL 2003-J8
3304	Popular 2006-C
3305	Popular 2006-D
3306	Popular 2006-E
3314	RAAC 2004-SP3
3324	RALI 2002-QS6
3328	RALI 2003-QS18
3330	RALI 2003-QS6
3332	RALI 2003-QS8
3333	RALI 2004-QA3
3334	RALI 2004-QS15
3335	RALI 2004-QS5
3336	RALI 2004-QS8
3339	RALI 2001-QS16
3340	RALI 2001-QS17
3342	RALI 2002-QS10
3343	RALI 2002-QS3
3344	RALI 2002-QS8
3347	RALI 2003-QS2
3349	RALI 2004-QA4
3352	RALI 2004-QS12
3353	RALI 2004-QS14
3356	RALI 2004-QS4
3360	RALI 2005-QS12
3364	RALI 2005-QS4
3365	RALI 2006-QS2
3367	RAMP 2001-RS3
3377	RAMP 2004-SL2
3378	RAMP 2004-SL3
3379	RAMP 2004-SL4
3399	RFMSI 2005-S8
3400	RFMSI 2006-S10
3453	CPT 2004-EC1
3458	Equity One 1999-1

Sch I-23

3459	Equity One 2001-3
3460	Equity One 2002-1
3464	Equity One 2005-2
3466	Equity One 2005-3
3494	SASC 2004-13
3495	SASC 2004-7
3503	UBS 2001-PB1
3504	UBS 2001-PB2
3506	Chase 2003-S13
3797	NMFT 2005-1
3799	NMFT 2005-3
3802	NMI 2006-2
3803	NMI 2006-3
3804	NMI 2006-4
3845	Saxon 99-3
3846	Saxon 99-5
3847	Saxon 00-1
3850	Saxon 00-4
2005-RP3	RAAC 2005-RP3
2003-S20	RFMSI 2003-S20
2004-S2	RFMSI 2004-S2
HVMLT 2006-14	HVMLT 2006-14
HVMLT 2006-10	HVMLT 2006-10
MSLT 2007-1	MSLT 2007-1
HVMLT 2007-3	HVMLT 2007-3
2002-FLOW	2002-FLOW
HVMLT 2007-4	HVMLT 2007-4
HVMLT 2007-06	HVMLT 2007-06
MSLT 2007-2	MSLT 2007-2
WHOLE-LOAN	COUNRTYWIDE/BANK OF AMERICA
GPMF 2006-AR7	GPMF 2006-AR7
GPMF 2006-AR4	GPMF 2006-AR4
LXS 2006-GP4	LXS 2006-GP4
GPMF 2006-AR5	GPMF 2006-AR5
DBALT 2007-OA5	DBALT 2007-OA5

Sch I-24

GPMF 2006-AR6	GPMF 2006-AR6
GPMF 2007-AR1	GPMF 2007-AR1
MSLT 2006-03	MSLT 2006-03
EVERBANKFHA	EVERBANKFHA
TCMLT 2006-1	TCMLT 2006-1
GPMF 2006-AR8	GPMF 2006-AR8
MSLT 2006-2	MSLT 2006-2
LXS 2006-GP3	LXS 2006-GP3
DBALT 2007-OA4	DBALT 2007-OA4
GPMF 2007-AR2	GPMF 2007-AR2
SASCO 2007-GEL2	SASCO 2007-GEL2
SASCO 2006-GEL3	SASCO 2006-GEL3
MARM 2006-OA2	MARM 2006-OA2
LXS 2006-GP2	LXS 2006-GP2
LXS 2006-GP1	LXS 2006-GP1
HVMLT 2005-11	HVMLT 2005-11
WHOLE-LOAN	MANA 2007-OAR3
WHOLE-LOAN	MSLT 2005-03
2003-7	2003-7
LXS 2006-4N	LXS 2006-4N
LBHI SCRATCHDENT	LBHI SCRATCHDENT
DBALT 2007-OA3	DBALT 2007-OA3
BSALTA 2006-1	BSALTA 2006-1
SEQ 2007-2	SEQ 2007-2
SEQ 2007-4	SEQ 2007-4
DBALT 2007-RAMP1	DBALT 2007-RAMP1
MARM 2005-1	MARM 2005-1
HVMLT 2006-SB1	HVMLT 2006-SB1
DMSI 2004-5	DMSI 2004-5

Sch I-25

DBALT 2003-2XS	DBALT 2003-2XS
MSLT 2005-01	MSLT 2005-01
BSALTA 2006-3	BSALTA 2006-3
WHOLE-LOAN	AMALGAMATED BANK
HVMLT 2005-15	HVMLT 2005-15
HVMLT 2007-07	HVMLT 2007-07
LUM 2006-4	LUM 2006-4
LXS 2006-12N	LXS 2006-12N
ARMT 2005-11	ARMT 2005-11
MLMI 2005-A6	MLMI 2005-A6
1-02 FHA/VA	1-02 FHA/VA
9-02 FHAVA	9-02 FHAVA
SEQ 2004-3	SEQ 2004-3
DMSI 2004-1	DMSI 2004-1
SEQ 2007-1	SEQ 2007-1
MSLT 2004-1	MSLT 2004-1
ENTITY 571	ENTITY 571
SUBFLOW 2005	SUBFLOW 2005
DBALT 2003-4XS	DBALT 2003-4XS
0103 FHAVA	0103 FHAVA
2007-E1	2007-E1
RAST 2005-A6CB	RAST 2005-A6CB
GSR 2006-AR1	GSR 2006-AR1
LUM 2006-3	LUM 2006-3
DMSI 2004-4	DMSI 2004-4
ARMT 2005-9	ARMT 2005-9
GSR 2007-AR1	GSR 2007-AR1
GSMPS 2006-RP2	GSMPS 2006-RP2
WHOLE-LOAN	WASHINGTON MUTUAL MTG SEC CORP
WHOLE-LOAN	E*TRADE BANK
DBALT 2005-3	DBALT 2005-3
2004-WH6	2004-WH6

Sch I-26

SEQ 2004-10	SEQ 2004-10
SEQ 2004-4	SEQ 2004-4
SEQ 2004-12	SEQ 2004-12
2006-WH17	2006-WH17
LXS 2006-10N	LXS 2006-10N
BAFC 2006-4	BAFC 2006-4
HALO 2007-AR1	HALO 2007-AR1
GSR 2006-4F	GSR 2006-4F
SARM 2007-3	SARM 2007-3
CSFB 2005-9	CSFB 2005-9
GSR 2006-AR2	GSR 2006-AR2
ICMB 2004-11	ICMB 2004-11
NCHELT 2004-A	NCHELT 2004-A
ICMB 2003-9F	Impac CMB 2003-9F
ICMB 2004-10	Impac CMB 2004-10
ICMB 2004-4	Impac CMB 2004-4
ICMB 2004-5	Impac CMB 2004-5
ICMB 2004-7	Impac CMB 2004-7
ICMB 2004-8	Impac CMB 2004-8
ICMB 2004-9	Impac CMB 2004-9
ICMB 2005-1	Impac CMB 2005-1
ICMB 2005-2	Impac CMB 2005-2
ICMB 2005-4	Impac CMB 2005-4
ICMB 2005-8	Impac CMB 2005-8
ICMB 2007-A	Impac CMB 2007-A
ISAC 2002-2	Impac SAC 2002-2
ISAC 2002-3	Impac SAC 2002-3
ISAC 2003-1	Impac SAC 2003-1
ISAC 2003-3	Impac SAC 2003-3
ISAC 2004-1	Impac SAC 2004-1
ISAC 2004-2	Impac SAC 2004-2

Sch I-27

SCHEDULE II

RETAINED SERVICING FEE PERCENTAGE

From Month[1]	To Month	Retained Fee
1	3	16.75
4	6	15.75
7	9	15.25
10	12	14.75
13	15	14.75
16	18	14.25
19	21	13.75
22	24	13.50
25	27	13.50
28	30	13.25
31	33	13.00
34	36	13.00
37	39	13.00
40	42	13.00
43	45	13.00
46	48	13.00
49	51	13.00
52	54	13.00
55	57	13.00
58	60	13.00
61	63	13.00
64	66	13.00
67	69	13.00
70	72	13.00

[1]	Starting with July 2013.

Sch II-1

SCHEDULE III

TARGET RATIO SCHEDULE

Month[2]	Target Advance Ratio
1	2.87%
2	2.82%
3	2.78%
4	2.74%
5	2.70%
6	2.66%
7	2.62%
8	2.58%
9	2.54%
10	2.50%
11	2.47%
12	2.43%
13	2.39%
14	2.36%
15	2.32%
16	2.29%
17	2.25%
18	2.22%
19	2.18%
20	2.15%
21	2.12%
22	2.09%
23	2.06%
24	2.03%
25	2.00%
26	1.97%
27	1.94%
28	1.91%
29	1.88%
30	1.85%
31	1.82%
32	1.80%
33	1.77%
34	1.74%
35	1.72%
36	1.69%

[2]	Starting with July 2013.

Sch III-1

37	1.66%
38	1.64%
39	1.61%
40	1.59%
41	1.57%
42	1.54%
43	1.52%
44	1.50%
45	1.50%
46	1.50%
47	1.50%
48	1.50%
49	1.50%
50	1.50%
51	1.50%
52	1.50%
53	1.50%
54	1.50%
55	1.50%
56	1.50%
57	1.50%
58	1.50%
59	1.50%
60	1.50%
61	1.50%
62	1.50%
63	1.50%
64	1.50%
65	1.50%
66	1.50%
67	1.50%
68	1.50%
69	1.50%
70	1.50%
71	1.50%
72	1.50%

Sch III-2